UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2022 (June 22, 2022)

WAVE SYNC CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 98047102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Item 1.01 Entry into a Material Definitive Agreement

On June 22, 2022, NY Swap Holding Ltd., (“NY Swap”), a wholly-owned subsidiary of Wave Sync Corp. (the “Company”), entered into an asset purchase agreement (the “Agreement”) with PX Capital USA Inc., a Delaware state corporation (the “PX Capital”) pursuant to which NY Swap purchased the rights, title and interests associated with NY Swap a peer-to-peer money transfer mobile application (the “Purchased Assets”) and any intellectual properties associated with such Purchased Assets, for a total consideration of Eight Million Six Hundred and Four Thousand Dollars ($8,604,000.00) payable in the Company’s common stock in the amount of One Million Two Hundred and Twenty Thousand Four Hundred and Twenty-Six (1,220,426) shares of the Company’s unregistered shares of common stock (the “Shares”), valued at $7.04 per share, which is the weighted average closing price of the Company’s shares of common stock for the sixty (60) trading days up to the date immediately prior to the date of the Agreement. Capitalized terms used and not defined in this Current Report on Form 8-K have the respective meanings assigned to them in the Agreement.

Pursuant to the PX Capital’s instructions, the Shares shall be issued to the three shareholders of PX Capital in the following amounts: (i) 488,170 shares to Pengfei Xie; (ii) 488,170 shares to Warren Wang and (iii) 244,085 shares to Coco Han.

PX Capital is one of the principal shareholders of the Company, holding 29% of the issued and outstanding voting shares of the Company as of May 20, 2022 and therefore is a related party of the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement dated June 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2022	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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